                                                                    EXHIBIT 10.1

                          PHOENIX RECEIVABLES II, INC.,

                          PHOENIX LEASING INCORPORATED

                                       and

              PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION,


                           ---------------------------

                         RECEIVABLES TRANSFER AGREEMENT

                          Dated as of November 1, 1995


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                                TABLE OF CONTENTS
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ARTICLE ONE      DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2

         Section 1.01.    Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2

ARTICLE TWO      TRANSFER OF LEASES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4

         Section 2.01.    Agreement to Transfer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
         Section 2.02.    Transfer Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
         Section 2.03.    Transfer of Transferred Property  . . . . . . . . . . . . . . . . . . . . . . . .    5
         Section 2.04.    Delivery of Lease Files . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
         Section 2.05.    Further Transfer of Transferred Property  . . . . . . . . . . . . . . . . . . . .    5
         Section 2.06.    Cost of Delivery of Documents . . . . . . . . . . . . . . . . . . . . . . . . . .    6
         Section 2.07.    Transfers of New Transferred Property . . . . . . . . . . . . . . . . . . . . . .    6

ARTICLE THREE    REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6

         Section 3.01.    Representations and Warranties of the Phoenix Finance Subsidiary  . . . . . . . .    6
         Section 3.02.    Covenants of the Phoenix Finance Subsidiary . . . . . . . . . . . . . . . . . . .    9
         Section 3.03.    Representations and Warranties of PSSFC . . . . . . . . . . . . . . . . . . . . .   10
         Section 3.04.    Representations and Warranties of PLI . . . . . . . . . . . . . . . . . . . . . .   11

ARTICLE FOUR     MERGER OR CONSOLIDATION; COSTS; INDEMNIFICATION  . . . . . . . . . . . . . . . . . . . . .   12

         Section 4.01.    Merger or Consolidation . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
         Section 4.02.    Costs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
         Section 4.03.    Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
         Section 4.04.    Liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17

ARTICLE FIVE     CONDITIONS OF CLOSING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17

         Section 5.01.    Conditions of PSSFC's Obligations . . . . . . . . . . . . . . . . . . . . . . . .   17
         Section 5.02.    Conditions of the Phoenix Finance Subsidiary's Obligations  . . . . . . . . . . .   19
         Section 5.03.    Termination of PSSFC's Obligations  . . . . . . . . . . . . . . . . . . . . . . .   20

ARTICLE SIX      MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20

         Section 6.01.    Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
         Section 6.02.    Severability of Provisions  . . . . . . . . . . . . . . . . . . . . . . . . . . .   21
         Section 6.03.    Further Assurances  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21
         Section 6.04.    Survival  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21
         Section 6.05.    Effect of Headings and Table of Contents  . . . . . . . . . . . . . . . . . . . .   21
         Section 6.06.    Successors and Assigns  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21
         Section 6.07.    Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22
         Section 6.08.    Confirmation of Intent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22


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
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         Section 6.09.    Execution in Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
         Section 6.10.    Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22

EXHIBIT A                 Form of Receivables Transfer Agreement Supplement


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

         This agreement (this "Agreement"), dated as of November 1, 1995, between PHOENIX RECEIVABLES II, INC., a Delaware corporation (the "Phoenix Finance Subsidiary"), PHOENIX LEASING INCORPORATED, a California corporation ("PLI"), and PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION, a Delaware corporation ("PSSFC").

                              W I T N E S S E T H:

         WHEREAS, pursuant to the Contribution Agreement dated as of November 1, 1995 (the "Contribution Agreement") between PLI and the Phoenix Finance Subsidiary, PLI transferred and assigned all of its right, title and interest in and to the Initial Assets (as defined in the Contribution Agreement) to Phoenix Finance Subsidiary upon the terms and conditions thereunder; and

         WHEREAS, the Phoenix Finance Subsidiary desires to transfer and assign all of its right, title and interest in and to the Transferred Property (as defined below) to PSSFC upon the terms and conditions hereinafter set forth; and

         WHEREAS, it is contemplated that the Transferred Property transferred hereunder will be transferred by PSSFC to the Trust formed pursuant to the Pooling and Servicing Agreement dated as of November 1, 1995 (the "Pooling and Servicing Agreement") among PSSFC, PLI, as servicer (the "Servicer") and Bankers Trust Company, as trustee (the "Trustee"); and

         WHEREAS, it is contemplated that following such transfers and assignments the Servicer will service the Transferred Property pursuant to the Pooling and Servicing Agreement; and

         WHEREAS, the Phoenix Finance Subsidiary desires to transfer to PSSFC, the Phoenix Finance Subsidiary's right, title and interest in and under the Contribution Agreement; and

         WHEREAS, pursuant to the Pooling and Servicing Agreement, PSSFC will transfer to the Trustee, for the benefit of the Trust and the Certificateholders, PSSFC's right, title and interest in and under this Agreement, and the Phoenix Finance Subsidiary agrees that all covenants and agreements made by it herein shall also be for the benefit of the Trust and the Certificateholders;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the parties hereto agree as follows:

                                   ARTICLE ONE

                                   DEFINITIONS

         Section 1.01. Definitions. Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article:

         "Commission" means the Securities and Exchange Commission.

         "Contribution Agreement" has the meaning ascribed thereto in the first WHEREAS Clause of this Agreement.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Initial Transferred Property" means (a) (i) any Initial Equipment that is owned by the Phoenix Finance Subsidiary and any and all income and proceeds from such Initial Equipment, but subject to the rights of any User to quiet enjoyment of such Initial Equipment under the related Initial Lease and (ii) any security interest of the Phoenix Finance Subsidiary in any of the Initial Equipment that is not owned by the Phoenix Finance Subsidiary, (b) the Initial Leases, including, without limitation, all Scheduled Payments, Residual Receipts and any other payments due with respect to the Initial Leases after the Cut-Off Date relating to such Initial Leases, (c) any guarantees of a User's obligations under an Initial Lease, (d) all other documents in the Lease Files with respect to the Initial Leases, including, without limitation, any Uniform Commercial Code financing statements relating to the Initial Leases or the Initial Equipment, (e) any Insurance Policies and Insurance Proceeds with respect to the Equipment, (f) all of the Phoenix Finance Subsidiary's right, title and interest in and to, and rights under, the Contribution Agreement, (h) the Security Deposits and (i) any and all income and proceeds of any of the foregoing; provided, however, that the right, title and interest in and to the Initial Unpaid Amounts relating to the Initial Equipment, or to any warrants issued by a User to PLI, shall not be transferred or assigned pursuant hereto.

         "New Transferred Property" shall have the meaning set forth in the related Receivables Transfer Agreement Supplement.

         "Phoenix Finance Subsidiary" has the meaning ascribed thereto in the first paragraph of this Agreement.

         "PLI" has the meaning ascribed thereto in the first paragraph of this Agreement.

         "Pooling and Servicing Agreement" has the meaning ascribed thereto in the third WHEREAS Clause of this Agreement.

         "Prospectus" means the Prospectus dated December 2, 1994 relating to the offering by PSSFC from time to time of its Equipment Lease Backed Securities (Issuable in Series) in the form in which it was or will be filed with the Securities Exchange Commission pursuant to Rule 424(b) under the Securities Act with respect to the offer and sale of the Class A Certificates.

         "Prospectus Supplement" means the Preliminary Prospectus Supplement dated November 21, 1995 and the Prospectus Supplement dated November 29, 1995, relating to the offering of the Class A Certificates in the form in which it was or will be filed with the Commission pursuant to Rule 424(b) under the Securities Act with respect to the offer and sale of the Class A Certificates.

         "PSSFC" has the meaning ascribed thereto in the first paragraph of this Agreement.

         "Receivables Transfer Agreement Supplement" means any Receivables Transfer Agreement Supplement in the form of Exhibit A hereto.

         "Registration Statement" means that certain registration statement on Form S-3, as amended (Registration No. 33- 84918) relating to the offering by PSSFC from time to time of its Equipment Lease Backed Securities (Issuable in Series) as heretofore declared effective by the Commission.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Termination Event" means the existence of any one or more of the following conditions:

         (a) A stop order suspending the effectiveness of the Registration Statement shall have been issued or a proceeding for that purpose shall have been initiated or threatened by the Commission; or

         (b) Subsequent to the execution and delivery of this Agreement, a downgrading, or public notification of a possible change, without indication of direction, shall have occurred in the rating afforded any of the debt securities or claims paying ability of any person providing any form of credit enhancement for any of the Certificates, by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act; or


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
         (c) Subsequent to the execution and delivery of this Agreement, there shall have occurred an adverse change in the condition, financial or otherwise, earnings, affairs, regulatory situation or business prospects of the Phoenix Finance Subsidiary reasonably determined by PSSFC to be material; or

         (d) Subsequent to the date of this Agreement there shall have occurred any of the following: (i) a suspension or material limitation in trading in securities substantially similar to the Certificates; (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; or (iii) the engagement by the United States in hostilities, or the escalation of such hostilities, or any calamity or crisis, if the effect of any such event specified in this clause (iii) in the reasonable judgment of PSSFC makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Class A Certificates on the terms and in the manner contemplated in the Prospectus Supplement.

         "this Agreement" shall have the meaning ascribed thereto in the first paragraph of this agreement.

         "Transferred Property" shall mean, collectively, the Initial Transferred Property and all New Transferred Property theretofore transferred by the Phoenix Finance Subsidiary to PSSFC pursuant to a Receivables Transfer Agreement Supplement.

         "Trustee" has the meaning ascribed thereto in the third WHEREAS Clause of this Agreement.

         Capitalized terms used herein that are not otherwise defined shall have the respective meanings ascribed thereto in the Pooling and Servicing Agreement.

                                   ARTICLE TWO

                               TRANSFER OF LEASES

         Section 2.01. Agreement to Transfer. (a) Subject to the terms and conditions of this Agreement, the Phoenix Finance Subsidiary hereby agrees to transfer, and PSSFC hereby agrees to accept the transfer of, on the Closing Date, the Initial Transferred Property.

         (b) The closing for the transfer of the Initial Transferred Property shall take place at the offices of Dewey Ballantine, New York, New York, at 10:00 a.m., New York time, on the Closing Date or such other place and time as the parties shall agree.

         Section 2.02. Transfer Price. On the Closing Date, as full consideration for the Phoenix Finance Subsidiary's Transfer of the Initial Transferred Property to PSSFC, PSSFC will deliver to the Phoenix Finance Subsidiary (i) cash equal to the sum of (A) $21,423,000 with respect to the Class A Certificates, and (B) 5 days' accrued interest on the Class A Certificates, at the rate of 6.85%, payable by wire transfer of same day funds and (ii) the Class B and the Trust Certificate to be issued pursuant to the Pooling and Servicing Agreement.

         Section 2.03. Transfer of Transferred Property. On the Closing Date and on any Transfer Date, the Phoenix Finance Subsidiary shall transfer, assign, set over and convey to PSSFC, without recourse but subject to the terms of this Agreement, all right, title and interest in and to the Initial Transferred Property and any New Transferred Property, as the case may be.

         Upon payment of the transfer price for the Initial Transferred Property and any New Transferred Property as provided in Section 2.02 of this Agreement and in the related Receivables Transfer Agreement Supplement, as the case may be, the Phoenix Finance Subsidiary shall have, and shall be deemed to have, transferred, assigned, set over and conveyed such Initial Transferred Property and New Transferred Property, as the case may be. The Phoenix Finance Subsidiary's accounting and other records shall accurately reflect the transfer of the Transferred Property to PSSFC. Upon the transfer of such Transferred Property, the ownership of each related Lease, and the contents of the related Lease shall immediately vest in PSSFC and the ownership of all related records and documents with respect to each Lease prepared by or which come into the possession of the Phoenix Finance Subsidiary shall immediately vest in PSSFC. The contents of any Lease in the possession of the Phoenix Finance Subsidiary at any time after such transfer, and any Scheduled Lease payments due after the Cut-Off Date and received by the Phoenix Finance Subsidiary, shall be held in trust by the Phoenix Finance Subsidiary for the benefit of PSSFC as the owner thereof, and shall be promptly delivered by the Phoenix Finance Subsidiary to or upon the order of PSSFC.

         Section 2.04. Delivery of Lease Files. In connection with the assignment and transfer of the Transferred Property and Lease Files to PSSFC pursuant to this Agreement, the Phoenix Finance Subsidiary shall cause the Lease Files relating to the Leases to be delivered to the Servicer to be held on behalf of the Trustee and the Certificateholders.

         Section 2.05. Further Transfer of Transferred Property. The Phoenix Finance Subsidiary acknowledges that pursuant to the Pooling and Servicing Agreement, PSSFC intends to transfer on the Closing Date and on any Transfer Date all of its right, title and interest in and to the Initial Transferred Property and any New Transferred Property, as the case may be, to the Trustee for the benefit of the Certificateholders. PSSFC has the right to assign its interest under this Agreement and any Receivables Transfer Agreement Supplement to the Trustee as may be required to effect the purposes of the Pooling and Servicing Agreement, without further notice to, or consent of, the Phoenix Finance Subsidiary, and the Trustee shall succeed to such of the rights and obligations of PSSFC hereunder as shall be so assigned. PSSFC shall, pursuant to the Pooling and Servicing Agreement, assign to the Trustee all of its right, title and interest in and to the Transferred Property (as defined in the Pooling and Servicing Agreement and its right to exercise the remedies created by Section 3.03 of the Contribution Agreement for breaches of the representations and warranties of PLI in Section 3.01 thereof.

         Section 2.06. Cost of Delivery of Documents. As between the Phoenix Finance Subsidiary and PSSFC, the costs relating to the delivery of the documents specified in this Article Two in connection with the Leases shall be borne by the Phoenix Finance Subsidiary.

         Section 2.07. Transfers of New Transferred Property. Each transfer of New Transferred Property shall be evidenced by the execution and delivery by the Phoenix Finance Subsidiary and PSSFC of a Receivables Transfer Agreement Supplement in the form of Exhibit A hereto. Each such transfer shall be effective as of the related Transfer Date.

                                  ARTICLE THREE

                  REPRESENTATIONS AND WARRANTIES AND COVENANTS

         Section 3.01. Representations and Warranties of the Phoenix Finance Subsidiary. The Phoenix Finance Subsidiary hereby represents and warrants to PLI and PSSFC, as of the date of execution of this Agreement and as of the Closing Date, which representations and warranties shall be deemed re-affirmed as of each Transfer Date, that:

         (a) The Phoenix Finance Subsidiary is duly organized, validly existing, and in good standing as a corporation under the laws of the State of Delaware and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each State the laws of which require licensing or qualification in order to conduct business of the type conducted by the Phoenix Finance Subsidiary and to perform its obligations as the Phoenix Finance Subsidiary hereunder and under any Receivables Transfer Agreement Supplement; the


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
Phoenix Finance Subsidiary has the full power and authority to own its property, to carry on its business as presently conducted to execute and deliver this Agreement and any Receivables Transfer Agreement Supplement and to perform in accordance herewith and therewith; the execution, delivery and performance of this Agreement and each Receivables Transfer Agreement Supplement (including all instruments of transfer to be delivered pursuant to this Agreement and each Receivables Transfer Agreement Supplement) by the Phoenix Finance Subsidiary and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary action; this Agreement and each Receivables Transfer Agreement Supplement evidences the valid, binding and enforceable obligation of the Phoenix Finance Subsidiary; and all requisite action has been taken by the Phoenix Finance Subsidiary to make this Agreement and each Receivables Transfer Agreement Supplement valid, binding and enforceable upon the Phoenix Finance Subsidiary in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other, similar laws relating to or affecting creditors' rights generally or by the application of general equitable principles in any proceeding, whether at law or in equity;

         (b) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency, that are necessary in connection with the execution and delivery by the Phoenix Finance Subsidiary of this Agreement and any Receivables Transfer Agreement Supplement, have been duly taken, given or obtained, as the case may be, are in full force and effect, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and each Receivables Transfer Agreement Supplement on the part of the Phoenix Finance Subsidiary and the performance by the Phoenix Finance Subsidiary of its obligations under this Agreement and each Receivables Transfer Agreement Supplement;

         (c) The consummation of the transactions contemplated by this Agreement and each Receivables Transfer Agreement Supplement will not result in the breach of any terms or provisions of the charter or bylaws of the Phoenix Finance Subsidiary or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any material agreement, indenture, contract or loan or credit agreement or other material instrument to which the Phoenix Finance Subsidiary or its property, is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Phoenix Finance Subsidiary or its property is subject;

         (d) Neither this Agreement nor the information contained in the Prospectus Supplement under the captions "The Receivables Pool", "The Servicer", "The Servicer's Growth Capital Portfolio" and "The Servicer's Franchise Business Lease Portfolio" nor any statement, report or other document prepared by the Phoenix Finance Subsidiary or PLI and furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement or alleged untrue statement of any material fact or omits to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading;

         (e) There is no action, suit, proceeding or investigation pending or, to the best of the knowledge of the Phoenix Finance Subsidiary, threatened, before any court, administrative agency or tribunal against the Phoenix Finance Subsidiary which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Phoenix Finance Subsidiary or in any material prohibition or impairment of the right or ability of the Phoenix Finance Subsidiary to carry on its business substantially as now conducted, or in any material liability on the part of the Phoenix Finance Subsidiary or which would draw into question the validity or enforceability of this Agreement, each Receivables Transfer Agreement Supplement or the Leases or of any action taken or to be taken in connection with the obligations of the Phoenix Finance Subsidiary contemplated herein, or which would be likely to impair materially the ability of the Phoenix Finance Subsidiary to perform under the terms of this Agreement or under any Receivables Transfer Agreement Supplement or that might prohibit its entering into this Agreement or under any Receivables Transfer Agreement Supplement or the consummation of any of the transactions contemplated hereby or thereby;

         (f) The Phoenix Finance Subsidiary is not in violation of or in default with respect to, and the execution and delivery of this Agreement and each Receivables Transfer Agreement Supplement by the Phoenix Finance Subsidiary and its performance of and compliance with the terms hereof and thereof will not constitute a violation or default with respect to, any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which violation or default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Phoenix Finance Subsidiary or its properties or might have consequences that would materially and adversely affect its performance hereunder or thereunder;

         (g) Upon the further transfer by PSSFC of the Transferred Property to the Trust, the Trust will either have good title to each related Lease and such other items comprising the corpus of the Trust free and clear of any Lien or will have a valid first priority perfected security interest in each related Lease and such other items compromising the corpus of the Trust free and clear of any Lien; and

         (h) The transfer, assignment and conveyance of the Leases by the Phoenix Finance Subsidiary pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

         Section 3.02. Covenants of the Phoenix Finance Subsidiary. The Phoenix Finance Subsidiary covenants to PLI and PSSFC as follows:

         (a) The Phoenix Finance Subsidiary shall cooperate with PSSFC and the firm of independent certified public accountants retained with respect to the issuance of the Certificates in making available all information and taking all steps reasonably necessary to permit the accountants' letters required hereunder to be delivered within the times set for delivery herein.

         (b) The Phoenix Finance Subsidiary agrees to satisfy or cause to be satisfied on or prior to the Closing Date all of the conditions to PSSFC's obligations set forth in Section 5.01 hereof that are within the Phoenix Finance Subsidiary's (or its agents') control.

         (c) The Phoenix Finance Subsidiary hereby agrees to do all acts, transactions, and things and to execute and deliver all agreements, documents, instruments, and papers by and on behalf of the Phoenix Finance Subsidiary as PSSFC or its respective counsel may reasonably request in order to consummate the transfer of the Initial Transferred Property to PSSFC and the subsequent transfer thereof to the Trustee, and the rating, issuance and sale of the Certificates.

         (d) The Phoenix Finance Subsidiary hereby agrees to arrange separately for the payment by a Person other than PSSFC to the Trustee of all of the Trustee's fees and expenses in connection with the transactions contemplated by the Pooling and Servicing Agreement, including, without limitation, all of the Trustee's fees and expenses in connection with any actions taken by the Trustee pursuant to Section 11.12 thereof. For the avoidance of doubt, the parties hereto acknowledge that it is the intention of the parties that PSSFC shall not pay any of the Trustee's fees and expenses in connection with the transactions contemplated by the Pooling and Servicing Agreement.

         (e) The Phoenix Finance Subsidiary agrees to enter into Receivables Transfer Agreement Supplements with PSSFC for the transfer of New Transferred Property upon the receipt of any New Assets (as defined in the Contribution Agreement) from PLI and to transfer all of its right, title and interest in such New Transferred Property to PSSFC in accordance herewith and with a Receivables Transfer Agreement Supplement.

         Section 3.03. Representations and Warranties of PSSFC. PSSFC hereby represents and warrants to PLI and the Phoenix Finance Subsidiary as of the date of execution of this Agreement and as of the Closing Date, which representations and warranties shall be deemed re-affirmed upon each Transfer Date, that:

         (a) PSSFC is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

         (b) PSSFC has the corporate power and authority to purchase each Lease and to execute, deliver and perform, and to enter into and consummate all the transactions contemplated by this Agreement and each Receivables Transfer Agreement Supplement;

         (c) This Agreement and each Receivables Transfer Agreement Supplement has been duly and validly authorized, executed and delivered by PSSFC, and constitutes the legal, valid and binding agreement of PSSFC, enforceable against PSSFC in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

         (d) No consent, approval, authorization or order of or registration or filing with, or notice to, any governmental authority or court is required for the execution, delivery and performance of or compliance by PSSFC with this Agreement and each Receivables Transfer Agreement Supplement or the consummation by PSSFC of any of the transactions contemplated hereby or thereby, except such as have been made on or prior to the Closing Date;


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
         (e) PSSFC has filed or will file the Prospectus and Prospectus Supplement with the Commission in accordance with Rule 424(b) under the Securities Act;

         (f) None of the execution and delivery of this Agreement, any Receivables Transfer Agreement Supplement, the purchase of the Leases from the Phoenix Finance Subsidiary, the consummation of the other transactions contemplated hereby, or the fulfillment of or compliance with the terms and conditions of this Agreement and each Receivables Transfer Agreement Supplement,
(i) conflicts or will conflict with the charter or bylaws of PSSFC or conflicts or will conflict with or results or will result in a breach of, or constitutes or will constitute a default or results or will result in an acceleration under, any term, condition or provision of any material indenture, deed of trust, contract or other agreement or other instrument to which PSSFC is a party or by which it is bound and which is material to PSSFC, or (ii) results or will result in a violation of any law, rule, regulation, order, judgment or decree of any court or governmental authority having jurisdiction over PSSFC.

         Section 3.04. Representations and Warranties of PLI. PLI hereby represents and warrants to the Phoenix Finance Subsidiary and PSSFC as of the date of execution of this Agreement and as of the Closing Date, which representations and warranties shall be deemed re-affirmed upon each Transfer Date, that:

         (a) PLI is a corporation duly organized, validly existing and in good standing under the laws of the State of California;

         (b) PLI has the corporate power and authority to execute, deliver and perform, and to enter into and consummate all the transactions contemplated by this Agreement and each Receivables Transfer Agreement Supplement;

         (c) This Agreement and each Receivables Transfer Agreement Supplement has been duly and validly authorized, executed and delivered by PLI, and constitutes the legal, valid and binding agreement of PLI, enforceable against PLI in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

         (d) No consent, approval, authorization or order of or registration or filing with, or notice to, any governmental authority or court is required for the execution, delivery and performance of or compliance by PLI with this Agreement and each Receivables Transfer Agreement Supplement or the consummation by PLI of any of the transactions contemplated hereby or thereby, except such as have been made on or prior to the Closing Date;

         (e) None of the execution and delivery of this Agreement, any Receivables Transfer Agreement Supplement, the consummation of the other transactions contemplated hereby, or the fulfillment of or compliance with the terms and conditions of this Agreement and each Receivables Transfer Agreement Supplement, (i) conflicts or will conflict with the charter or bylaws of PLI or conflicts or will conflict with or results or will result in a breach of, or constitutes or will constitute a default or results or will result in an acceleration under, any term, condition or provision of any material indenture, deed of trust, contract or other agreement or other instrument to which PLI is a party or by which it is bound and which is material to PLI, or (ii) results or will result in a violation of any law, rule, regulation, order, judgment or decree of any court or governmental authority having jurisdiction over PLI.

                                  ARTICLE FOUR

                 MERGER OR CONSOLIDATION; COSTS; INDEMNIFICATION

         Section 4.01. Merger or Consolidation. The Phoenix Finance Subsidiary will keep in full effect its existence, rights and franchises as a corporation and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction which permits such qualification and in which it is necessary to protect the validity and enforceability of this Agreement and each Receivables Transfer Agreement Supplement or any of the Leases and to perform its duties under this Agreement and each Receivables Transfer Agreement Supplement.

         Any partnership or corporation (i) into which the Phoenix Finance Subsidiary may be merged or consolidated, (ii) resulting from any merger, conversion, or consolidation to which the Phoenix Finance Subsidiary shall be party, or (iii) succeeding to the Phoenix Finance Subsidiary's business substantially as a whole, shall execute an agreement of assumption to perform all of the Phoenix Finance Subsidiary's obligations under this Agreement and any Receivables Transfer Agreement Supplement, and upon such execution will be the Phoenix Finance Subsidiary's successor under this Agreement and any Receivables Transfer Agreement Supplement, without the execution or filing of any document or any further act on the part of any of the parties to this Agreement or any Receivables Transfer Agreement Supplement, anything in this Agreement or any Receivables Transfer Agreement Supplement to the contrary notwithstanding; provided, however, that (a) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 3.01 shall have been breached, (b) the Phoenix Finance Subsidiary shall have delivered to PSSFC, the Rating Agency and the Trustee an Officer's Certificate and an opinion of counsel, satisfactory to each of them, each stating that such consolidation, merger, or succession and such agreement of assumption comply with this Section
4.01 and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, (c) the Phoenix Finance Subsidiary shall have delivered to PSSFC, the Rating Agency and the Trustee an opinion of counsel, satisfactory to each of them, either (1) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of PSSFC and the Trust, in the Leases and reciting the details of such filings, or (2) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest and (d) such partnership or corporation shall have organizational documents with similar restrictions as those of the Phoenix Finance Subsidiary.

         Section 4.02. Costs. In connection with the transactions contemplated under this Agreement and any Receivables Transfer Agreement Supplement and the Pooling and Servicing Agreement, the Phoenix Finance Subsidiary shall promptly pay or cause to be paid (or shall promptly reimburse PSSFC to the extent that PSSFC shall have paid or otherwise incurred): (i) the fees and disbursements of counsel to PLI and the Phoenix Finance Subsidiary's counsel; (ii) (a) the fees of PSSFC's counsel and (b) disbursements of the PSSFC's counsel; (iii) the fees and disbursements of Arthur Andersen; (iv) the fees of Duff & Phelps Credit Rating Company; (v) the fees of the Trustee, the fees and disbursements of the Trustee's counsel, if any, the fees and expenses of the institution (which may, but need not, be the Servicer or the Trustee) selected as calculating agent and the fees of the Trustee for custodial acceptance and lease deposit; (vi) expenses incurred in connection with printing the Prospectus relating to the Class A Certificates, the Prospectus Supplement, any amendment or supplement thereto, any preliminary prospectus and the Certificates; (vii) fees and expenses relating to the filing of documents with the Securities and Exchange Commission (including, without limitation, periodic reports under the Exchange
Act) and (viii) the shelf registration amortization fee paid in connection with the issuance of the A Certificates.

         Section 4.03. Indemnification. (a) (i) PLI agrees to indemnify and hold harmless PSSFC, each of its directors, each of its officers who have signed the Registration Statement, Prudential Securities Incorporated and each of its directors and each person or entity who controls PSSFC or

Prudential Securities Incorporated or any such person, within the meaning of
Section 15 of the Securities Act, against any and all losses, claims, damages or liabilities, joint and several, to which PSSFC, Prudential Securities Incorporated or any such person or entity may become subject, under the Securities Act or otherwise, and will reimburse PSSFC, Prudential Securities Incorporated and each such controlling person for any legal or other expenses incurred by PSSFC, Prudential Securities Incorporated or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Prospectus Supplement or any amendment or supplement to the Prospectus Supplement approved in writing by the Phoenix Finance Subsidiary or PLI or the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements in the Prospectus Supplement or any amendment or supplement to the Prospectus Supplement approved in writing by the Phoenix Finance Subsidiary or PLI, in light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission relates to the information contained in the Prospectus Supplement referred to in Section 3.01(d). This indemnity agreement will be in addition to any liability which PLI may otherwise have.

                 (ii) PLI agrees to indemnify and to hold each of PSSFC, the Trustee and each Certificateholder harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that PSSFC, the Trustee and any Certificateholder may sustain in any way related to (i) the failure of the Phoenix Finance Subsidiary or PLI to perform its duties in compliance with the terms of this Agreement or (ii) the breach by either the Phoenix Finance Subsidiary or PLI of any of the representations or warranties made by it in this Agreement. PLI shall immediately notify PSSFC, the Phoenix Finance Subsidiary, the Trustee and each Certificateholder if a claim is made by a third party with respect to this Agreement, and PLI shall assume the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against PSSFC, the Servicer, the Trustee and/or Certificateholder in respect of such claim.

                 (b) PSSFC agrees to indemnify and hold harmless the Phoenix Finance Subsidiary, each of its directors and each person or entity who controls the Phoenix Finance Subsidiary or any such person, within the meaning of Section 15 of the

Securities Act, against any and all losses, claims, damages or liabilities, joint and several, to which the Phoenix Finance Subsidiary or any such person or entity may become subject, under the Securities Act or otherwise, and will reimburse the Phoenix Finance Subsidiary and any such director or controlling person for any legal or other expenses incurred by the Phoenix Finance Subsidiary or any such director or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, the Prospectus Supplement, any amendment or supplement to the Prospectus or the Prospectus Supplement or the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission is other than a statement or omission relating to the information set forth in subsection
(a)(i) of this Section 4.03. This indemnity agreement will be in addition to any liability which PSSFC may otherwise have.

                 (c) Promptly after receipt by an indemnified party under this Section 4.03 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 4.03, notify the indemnifying party in writing of the commencement thereof, but the omission to so notify the indemnifying party will not relieve the indemnifying party from any liability which the indemnifying party may have to any indemnified party hereunder except to the extent such indemnifying party has been prejudiced thereby. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. After notice from the indemnifying party to such indemnified party of its election to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 4.03 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. The indemnifying party shall not be liable for the expenses of more than one separate counsel.

                 (d) PSSFC agrees, assuming all PLI-Provided Information (defined below) is accurate and complete in all material respects, to indemnify and hold harmless PLI, its respective officers and directors and each person who controls PLI within the meaning of the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of a material fact contained in the Derived Information provided by PSSFC, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by him, her or it in connection with investigating or defending or preparing to defend any such loss, claim, damage, liability or action as such expenses are incurred. The obligations of PSSFC under this Section 4.03(d) shall be in addition to any liability which PSSFC may otherwise have.

                 The procedures set forth in Section 4.03(c) shall be equally applicable to this Section 4.03(d).

                 (e) For purposes of this Section 4.03, the term "Derived Information" means such portion, if any, of the information used by PSSFC for filing with the Commission on Form 8-K as: (i) is not contained in the Prospectus without taking into account information incorporated therein by reference; and (ii) does not constitute PLI-Provided Information. "PLI-Provided Information" means any computer tape furnished to PSSFC by PLI concerning the assets comprising the Trust.

                 (f) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in the preceding parts of this Section 4.03 is for any reason held to be unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or subsection (b) of this Section 4.03 in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof); provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the relative benefits received by the Phoenix Finance Subsidiary and PLI, on the one hand, and PSSFC on the other, PLI's, the Phoenix Finance Subsidiary's and PSSFC's relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and any other equitable considerations appropriate in the circumstances. PLI, the Phoenix Finance Subsidiary and PSSFC agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation. For purposes of this Section 4.03, each director of PSSFC, each officer of PSSFC who signed the Registration Statement, and each person, if any who controls PSSFC within the meaning of Section 15 of the Securities Act, shall have the same rights to contribution as PSSFC, and each director of the Phoenix Finance Subsidiary, and each person, if any who controls the Phoenix Finance Subsidiary within the meaning of Section 15 of the Securities Act, shall have the same rights to contribution as the Phoenix Finance Subsidiary.

                 Section 4.04. Liabilities. By entering into this Agreement, the Phoenix Finance Subsidiary agrees to be liable, directly to each of PSSFC, the Trustee and each Certificateholder, for the entire amount of any losses, claims, damages or liabilities (other than those incurred by a Certificateholder in the capacity of an investor in the Certificates or those which arise from any action by any Certificateholder) of the Trust (to the extent Trust assets remaining after the Certificateholders have been paid in full are insufficient to pay such losses, claims, damages or liabilities) and the actions of the Servicer taken pursuant to the Pooling and Servicing Agreement as though the Trust were a partnership under the New York Revised Limited Partnership Act in which the Phoenix Finance Subsidiary was a general partner.

                                  ARTICLE FIVE

                             CONDITIONS OF CLOSING

                 Section 5.01. Conditions of PSSFC's Obligations. The obligations of PSSFC to accept the transfer of the Initial Transferred Property will be subject to the satisfaction, on the Closing Date of the following conditions. Upon payment of the transfer price for the Transferred Property such conditions shall be deemed satisfied or waived.

                 (a) The obligations of the Phoenix Finance Subsidiary required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects and all of the representations and warranties of the Phoenix Finance Subsidiary under this Agreement shall be true and correct as of the Closing Date in all material respects and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement, and PSSFC shall have received a certificate to the effect of the foregoing signed by an authorized officer of the Phoenix Finance Subsidiary.

                 (b) PSSFC shall have received (i) a letter dated the date of this Agreement, in form and substance acceptable to PSSFC and its counsel, prepared by Arthur Andersen & Co., independent certified public accountants, regarding the numerical information contained in the Prospectus Supplement.

                 (c) The Initial Leases will be acceptable to PSSFC, in its sole discretion.

                 (d) PSSFC shall have received the following additional closing documents, in form and substance satisfactory to PSSFC and its counsel:

                      (i)    the List of Initial Leases;

                      (ii) the Pooling and Servicing Agreement and the Underwriting Agreement dated as of November 29, 1995 between PSSFC and Prudential Securities Incorporated and all documents required thereunder, duly executed and delivered by each of the parties thereto other than PSSFC;

                    (iii) a copy of the Phoenix Finance Subsidiary's charter and bylaws and all amendments, revisions, and supplements thereto;

                      (iv) an opinion of the counsel for the Phoenix Finance Subsidiary as to various corporate matters in form and substance acceptable to PSSFC, its counsel and Duff & Phelps Credit Rating Co. (it being agreed that the opinion shall expressly provide that the Trustee shall be entitled to rely on the opinion);

                      (v) an opinion of counsel for the Phoenix Finance Subsidiary, in form acceptable to PSSFC, its counsel and Duff & Phelps Credit Rating Company as to such matters as shall be required for the assignment of a rating to the

         Class A Certificates of A and Class B Certificates of B by Duff & Phelps Credit Rating Co. (it being agreed that such opinions shall expressly provide that the Trustee shall be entitled to rely on such opinions);

                    (vi) a letter from Duff & Phelps Credit Rating Company that it has assigned a rating of A to the Class A Certificates and B to the Class B Certificates;

                    (vii) an opinion of counsel for the Trustee in form and substance acceptable to PSSFC, its counsel and Duff & Phelps Credit Rating Company (it being agreed that the opinion shall expressly provide that the Phoenix Finance Subsidiary shall be entitled to rely on the opinion); and

                   (viii) an opinion of counsel for the Servicer, in form and substance acceptable to PSSFC, its counsel and Duff & Phelps Credit Rating Company (it being agreed that the opinion shall expressly provide that the Trustee shall be entitled to rely on the opinion).

                 (e) All proceedings in connection with the transactions contemplated by this Agreement and all documents incident hereto shall be satisfactory in form and substance to PSSFC and its counsel.

                 (f) The Phoenix Finance Subsidiary shall have furnished PSSFC with such other certificates of its officers or others and such other documents or opinions as PSSFC or its counsel may reasonably request.

                 Section 5.02. Conditions of the Phoenix Finance Subsidiary's Obligations. The obligations of the Phoenix Finance Subsidiary under this Agreement shall be subject to the satisfaction, on the Closing Date, of the following conditions:

                 (a) Each of the obligations of PSSFC required to be performed by it at or prior to the Closing Date, pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of PSSFC contained in this Agreement shall be true and correct as of the Closing Date and the Phoenix Finance Subsidiary shall have received a certificate to that effect signed by an authorized officer of PSSFC.

                 (b) The Phoenix Finance Subsidiary shall have received the following additional documents:

                      (i) the Pooling and Servicing Agreement, and all documents required thereunder, in each case executed by PSSFC as applicable; and

                      (ii) a copy of a letter from Duff & Phelps Credit Rating Co. to PSSFC to the effect that it has assigned a rating of A to the Class A Certificates and B to the Class B Certificates.

                 (c) PSSFC shall have furnished the Phoenix Finance Subsidiary with such other certificates of its officers or others and such other documents to evidence fulfillment of the conditions set forth in this Agreement as the Phoenix Finance Subsidiary may reasonably request.

                 Section 5.03. Termination of PSSFC's Obligations. PSSFC may terminate its obligations hereunder by notice to the Phoenix Finance Subsidiary at any time before delivery of and payment of the transfer price for the Initial Transferred Property if: (i) any of the conditions set forth in Section 5.01 are not satisfied when and as provided therein; (ii) there shall have been the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to PLI or the Phoenix Finance Subsidiary; (iii) there shall have been the consent by PLI or the Phoenix Finance Subsidiary to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to PLI or the Phoenix Finance Subsidiary or of or relating to substantially all of the property of PLI or the Phoenix Finance Subsidiary; (iv) any purchase and assumption agreement with respect to PLI or the Phoenix Finance Subsidiary or the assets and properties of PLI or the Phoenix Finance Subsidiary shall have been entered into; or (v) a Termination Event shall have occurred. The termination of PSSFC's obligations hereunder shall not terminate PSSFC's rights hereunder or its right to exercise any remedy available to it at law or in equity.

                                  ARTICLE SIX

                                 MISCELLANEOUS

                 Section 6.01. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed by registered mail, postage prepaid, or transmitted by telex or telegraph and confirmed by a similar mailed writing, if to PSSFC, addressed to PSSFC at Prudential Securities Secured Financial Corporation, 199 Water Street, 26th Floor, New York, New York 10292,
Attention: General Counsel, or to such other address as PSSFC may designate in writing to PLI and the Phoenix Finance Subsidiary, if to the Phoenix Finance Subsidiary, addressed to Phoenix Receivables II, Inc. at 2401

Kerner Boulevard, San Rafael, California 94901, Attention: Chief Financial Officer, or to such other address as the Phoenix Finance Subsidiary may designate in writing to PLI and PSSFC and if to PLI, addressed to Phoenix Leasing Incorporated, 2401 Kerner Boulevard, San Rafael, California 94901,
Attention: Chief Financial Officer, or to such other address as PLI may designate in writing to PSSFC and the Phoenix Finance Subsidiary.

                 Section 6.02. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Lease shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

                 Section 6.03. Further Assurances. The Phoenix Finance Subsidiary agrees to execute and deliver such instruments and take such actions as PSSFC may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement and any Receivables Transfer Agreement Supplement.

                 Section 6.04. Survival. The parties to this Agreement agree that the representations, warranties and agreements made by each of them herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon by the other party hereto, notwithstanding any investigation heretofore or hereafter made by such other party or on such other party's behalf, and that the representations, warranties and agreements made by the parties hereto in this Agreement or in any such certificate or other instrument shall survive the delivery of and payment for the Transferred Property.

                 Section 6.05. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                 Section 6.06. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Except as expressly permitted by the terms hereof, this Agreement may not be assigned, pledged or hypothecated by any party hereto to a third party without the written consent of the other parties to this Agreement; provided, however, that PSSFC may assign its rights hereunder without the consent of the Phoenix Finance Subsidiary.

                 Section 6.07. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York (without regard to conflicts of laws principles), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                 Section 6.08. Confirmation of Intent. It is the intention of the Phoenix Finance Subsidiary and PSSFC that the assignment and transfer hereunder and under any Receivables Transfer Agreement Supplements transfer good title to the Transferred Property to PSSFC and constitute a sale for financial accounting purposes, free and clear of all Liens, from the Phoenix Finance Subsidiary to PSSFC, and that the Transferred Property not be part of the Phoenix Finance Subsidiary's estate in the event of the insolvency or bankruptcy of the Phoenix Finance Subsidiary. In the event that the Transferred Property is held to be property of the Phoenix Finance Subsidiary's estate, or if for any reason this Agreement or any Receivables Transfer Agreement Supplement is held or deemed to create a security interest in the Transferred Property, then (x) this Agreement and under any Receivables Transfer Agreement Supplement shall also be deemed to be a security agreement within the meaning of Article 8 and
Article 9 of the Uniform Commercial Code as in effect in the States of New York, California, Washington and New Jersey and (y) the transfer provided for in this Agreement and under any Receivables Transfer Agreement Supplements shall be deemed to be a grant by the Phoenix Finance Subsidiary to PSSFC of (A) a valid first priority perfected security interest in all of the Phoenix Finance Subsidiary's right, title and interest in and to the Transferred Property, except for the Equipment not owned by the Phoenix Finance Subsidiary, and (B) a valid assignment of its security interest in the Equipment not owned by the Phoenix Finance Subsidiary. The Phoenix Finance Subsidiary hereby grants such a security interest.

                 Section 6.09. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                 Section 6.10. Miscellaneous. (a) (i) This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof and (ii) this Agreement may be amended from time to time by the Phoenix Finance Subsidiary and PSSFC without the consent of any of the Certificateholders, to cure any ambiguity herein; provided, however, that such action shall not, as evidenced by an opinion of counsel acceptable to the Trustee and at the expense of the Phoenix Finance Subsidiary, adversely affect in any respect the interests of any Certificateholder. A copy of any such opinion shall be delivered to the Rating Agency by PSSFC.

                 (b) This Agreement may also be amended from time to time by the Phoenix Finance Subsidiary and PSSFC with the consent of the Majority Holders for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Certificateholders.

                 (c) A copy of any amendment to this Agreement shall be delivered to the Rating Agency by PSSFC.

                 (d) The parties agree that the Trustee is an intended third-party beneficiary of this Agreement and each Receivables Transfer Agreement Supplement to the extent necessary to enforce the rights and to obtain the benefit of the remedies of PSSFC under this Agreement and each Receivables Transfer Agreement Supplement which are assigned to the Trustee for the benefit of the Certificateholders pursuant to the Pooling and Servicing Agreement and to the extent necessary to obtain the benefit of the enforcement of the obligations and covenants of the Phoenix Finance Subsidiary under Sections 4.01 and 4.02 of this Agreement.

                    [Signatures Commence on Following Page]

                 IN WITNESS WHEREOF, the parties hereto have caused their names to be signed by their respective officers thereunto duly authorized as of the date first above written.

                                        PHOENIX RECEIVABLES II, INC.



                                        By: /s/ Paritosh K. Choksi
                                           -----------------------------------
                                          Name:  Paritosh K. Choksi
                                          Title: Chief Financial Officer

                                        PHOENIX LEASING INCORPORATED



                                        By: /s/ Paritosh K. Choksi
                                            ----------------------------------
                                           Name:  Paritosh K. Choksi
                                           Title: Chief Financial Officer



                                        PRUDENTIAL SECURITIES SECURED
                                             FINANCING CORPORATION



                                        By: /s/ Valerie H. Kay
                                           -----------------------------------
                                           Name:  Valerie H. Kay
                                           Title: Vice President





                                [Signature Page]

                                                                       EXHIBIT A

               Form of Receivables Transfer Agreement Supplement


                 This Receivables Transfer Agreement Supplement (this "Agreement"), dated ____________ (the "Transfer Date"), is entered into among PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION ("PSSFC"), a California corporation located at 2401 Kerner Boulevard, San Rafael, California 94901-5527, PHOENIX LEASING INCORPORATED ("PLI"), in its individual capacity, a California corporation located at 2401 Kerner Boulevard, San Rafael, California 94901-5527 and PHOENIX RECEIVABLES II, INC. (the "Phoenix Finance Subsidiary"), a Delaware corporation located at 2401 Kerner Boulevard, San Rafael, California 94901-5527.


                              W I T N E S S E T H:

                 Reference is hereby made to that certain Receivables Transfer Agreement dated as of November 1, 1995 (the "Receivables Transfer Agreement") between the Phoenix Finance Subsidiary and PSSFC. Pursuant to the Receivables Transfer Agreement, the Phoenix Finance Subsidiary agreed to transfer, and PSSFC agreed to accept, from time to time, New Transferred Property (as defined below) for transfer by PSSFC to the Trust. The Receivables Transfer Agreement provides that each such transfer of New Transferred Property be evidenced by the execution of delivery of a Receivables Transfer Agreement Supplement in the form of this Receivables Transfer Agreement Supplement.

                 The New Transferred Property consists of (a) (i) any New Equipment that is owned by the Phoenix Finance Subsidiary and any and all income and proceeds from such New Equipment, but subject to the rights of any User to quiet enjoyment of such New Equipment under the related New Lease and
(ii) any security interest of the Phoenix Finance Subsidiary in any of the New Equipment that is not owned by the Phoenix Finance Subsidiary, (b) the New Leases, including, without limitation, all Scheduled Payments, Residual Receipts and any other payments due with respect to the New Leases after the Cut-Off Date relating to such New Leases, (c) any guarantees of a User's obligations under a New Lease, (d) all other documents in the Lease Files with respect to the New Leases, including, without limitation, any Uniform Commercial Code financing statements relating to the New Leases or to the New Equipment; (e) any Insurance Policies and Insurance Proceeds with respect to the New Equipment, (f) the Security Deposits and (g) any and all income and proceeds of any of the foregoing; but shall not consist of any right, title and interest in and to the Initial Unpaid Amounts relating to the New Equipment, or any warrants issued by a User to PLI.

                 The New Leases are those Leases listed on the List of New Leases attached hereto.

                 The Cut-Off Date with respect to the New Leases is the close of business on the day prior to the Transfer Date.

                 NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

                 Section 1. Definitions. For the purposes of this Agreement, capitalized terms used herein but not otherwise defined herein shall have the respective meanings assigned to such terms in the Receivables Transfer Agreement.

                 Section 2. Transfer. (a) The Phoenix Finance Subsidiary hereby makes an additional transfer to PSSFC of all of its respective right, title and interest in, to, and under the New Transferred Property, whether now existing or hereafter arising, and the Phoenix Finance Subsidiary hereby assigns, transfers, grants and transfers to the PSSFC, without recourse, all of its right, title and interest in and to the New Transferred Property, whether now existing or hereafter arising. Upon PSSFC's receipt of the New Transferred Property, PSSFC shall transfer the New Transferred Property to the Trust in accordance with the Pooling and Servicing Agreement.

                 (b) On the Transfer Date, as full consideration for the Phoenix Finance Subsidiary's transfer of the New Transferred Property to PSSFC, PSSFC will deliver to the Phoenix Finance Subsidiary cash equal to the aggregate Lease Principal Balance of the New Leases as of the related Cut-Off Date.

                 (c) In connection with such transfer, the Phoenix Finance Subsidiary shall, at its own expense, cause its books and records to be marked to show that the New Transferred Property has been transferred to PSSFC in accordance with this Agreement and that the New Transferred Property has been transferred to the Trust in accordance with the Pooling and Servicing Agreement on or prior to the Transfer Date.

                 Section 3. Amendment. This Agreement may be amended from time to time by the Phoenix Finance Subsidiary and PSSFC only with the prior written consent of the Servicer and the Trustee.

                 Section 4. Governing Law. This Agreement and any amendment hereof pursuant to Section 4 hereof shall be construed in accordance with and governed by the substantive laws of the State of New York (without regard to choice of law principles) applicable to agreements made and to be performed therein and the obligations, rights, and remedies of the parties under this Agreement shall be determined in accordance with such laws.

                 Section 5. Counterparts. This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which shall constitute one and the same instrument.

                 Section 6. Binding Effect; Third-Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto, the Servicer, the Trust, the Certificateholders and their respective successors and permitted assigns.

                 Section 7. Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.


                      [REMAINDER INTENTIONALLY LEFT BLANK]

                 IN WITNESS WHEREOF, the Phoenix Finance Subsidiary and PSSFC have caused this Receivables Transfer Agreement Supplement to be duly executed by their respective officers as of the day and year first above written.


                                     PHOENIX RECEIVABLES II, INC.


                                     By:
                                              ------------------------------
                                              Name:
                                              Title:


                                     PHOENIX LEASING INCORPORATED


                                     By:
                                              -----------------------------
                                              Name:
                                              Title:


                                     PRUDENTIAL SECURITIES SECURED
                                     FINANCING CORPORATION


                                    By:
                                             ------------------------------
                                             Name:
                                             Title: